EXHIBIT 99.1


                 WESTVACO SHAREHOLDERS APPROVE MERGER WITH MEAD

STAMFORD, Conn.--(BUSINESS WIRE)--Jan. 28, 2002--Westvaco Corporation (NYSE: W) announced today that more than 99 percent of shares voted, representing more than 81 percent of all outstanding shares of Westvaco common stock, were cast in favor of a proposed merger of equals with The Mead Corporation, surpassing the 50 percent vote required for approval. The votes were counted during a special meeting of shareholders held today in Stamford, CT.

"We are gratified that our shareholders appreciate the tremendous potential for this merger to enhance the value of their investments," said John A. Luke, Jr., Chairman and Chief Executive Officer. "We expect to close the merger promptly and look forward to our first day as MeadWestvaco. With its financial strength, efficient business platforms and focus on attractive global markets, this new enterprise will hold leading positions in value-creating global businesses."

On August 29, 2001, Mead and Westvaco announced that they agreed to a merger of equals creating a global company with leading positions in packaging, coated and specialty papers, consumer and office products, and specialty chemicals. The new company, MeadWestvaco will have $8 billion in annual revenues, profitable growth platforms in the company's four core businesses and a strong balance sheet with substantial financial capacity.

Westvaco Corporation is headquartered in Stamford, CT, is a leading producer of paperboard and value-added packaging for media, pharmaceutical and consumer markets, and is a major producer of coated papers and specialty chemicals. The company operates in 21 countries, serves customers in more than 70 countries, and employs approximately 17,000 people worldwide. More information about Westvaco's businesses and use of sustainable forestry practices can be found on the company's web site, www.westvaco.com.
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Certain statements in this document and elsewhere by management of the company that are neither reported financial results nor other historical information are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company, or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to, events or circumstances which affect the ability of Mead and Westvaco to integrate successfully and achieve the anticipated benefits of the transaction; competitive pricing for each company's products; changes in raw materials; energy and other costs; fluctuations in demand and changes in production capacities; changes to economic growth in the U.S. and international economies, especially in Asia and Brazil; government policies and regulations, including, but not limited to those affecting the environment and the tobacco industry; and currency movements. Westvaco undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Investors are advised, however, to consult any further disclosures made on related subjects in Mead's and Westvaco's reports filed with the SEC.

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CONTACT:
     Westvaco Corporation
     Media Contact:
     William P. Fuller III, 203/461-7580
                       or
     Investor Relations Contacts:
     Roger A. Holmes, 203/461-7537
     Kathleen Weiss,  203/461-7543